SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): February 26, 2001


                          HOMECOM COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-29204             58-2153309
--------------------------------------------------------------------------------
(State or Other Jurisdiction of        (Commission         (I.R.S. Employer
Incorporation or Organization          file Number)       Identification No.)

3535 Piedmont Road, Building 14, Atlanta, Georgia                30305
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: (404) 237-4646

3535 Piedmont Road, Building 14, Atlanta, Georgia 30305
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(former address, if changed since last report)

ITEM 5. Other Events

     On February 26, 2001 Roger Nebel resigned from the Board of Directors of HomeCom Communications, Inc. Mr. Nebel's letter did not state a reason for resignation.


ITEM 7. Financial Statements and Exhibits

(a)         Exhibits

Exhibit     Description

17.1        Resignation Letter


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1943, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HOMECOM COMMUNICATIONS, INC.
                                         (Registrant)

Date: March 1, 2001                      By: /s/ Harvey Sax
                                         ----------------------------
                                         Harvey Sax, President and
                                         Chief Executive Officer
                                         (Principal Executive Officer)



                                  Exhibit Index


Exhibit              Description

17.1                 Resignation Letter